Subsequent Events	12 Months Ended
Jul. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

On June 30, 2025, the board of directors of the Company approved the reverse share split of the Ordinary Shares, at a ratio of 1-for-18, to be effective at the open of business on Friday, August 8, 2025.As required by U.S. GAAP, all share and per share data in the consolidated financial statements have been retroactively adjusted to reflect the reverse share split. The number of outstanding shares as of July 31, 2025, on a pre-split basis, was 1,313,373.

On October 8, 2025, the Company entered into certain securities purchase agreement with certain “non-U.S. Persons” as defined in Regulation S of the Securities Act of 1933, as amended pursuant to which the Company agreed to sell up to an aggregate of 9,000,000 units, each unit consisting of one ordinary share of the Company, par value $0.001 per share and one warrant to purchase one share with an initial exercise price of $4.89 per Share, at a price of $3.26 per unit for an aggregate purchase price of approximately $29.34 million. The net proceeds from such offering will be used for working capital or other general corporate purposes.

The Warrants are exercisable immediately upon the date of issuance at an initial exercise price of $4.89 per Share for cash (the “Warrant Shares”). The Warrants may also be exercised cashlessly if at any time after the six-month anniversary of the issuance date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares. The Warrants shall expire five years from its date of issuance. The Warrants are subject to customary anti-dilution provisions reflecting stock dividends and splits or other similar transactions.